UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Union Acquisition Corp. II

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UNION ACQUISITION CORP. II

1425 Brickell Ave., #57B

Miami, FL 33131

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD ON [       ] [●], 2021

TO THE SHAREHOLDERS OF UNION ACQUISITION CORP. II:

You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of Union Acquisition Corp. II (the “Company,” “we,” “us” or “our”), to be held at 9:00 a.m., Eastern time, on [      ] [●], 2021. The Extraordinary General Meeting will be held virtually, at [●]. For the purposes of the amended and restated memorandum and articles of association of the Company, the physical location of the Extraordinary General meeting shall be [       ]. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals (collectively, the “Proposals”):

●	a special resolution to amend (the “Extension Amendment Proposal”) the Company’s amended and restated memorandum and articles of association (the “Articles”) pursuant to an amendment of the Articles in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment”) to extend the date by which the Company must consummate a Business Combination (as defined below) from April 22, 2021 (which is 18 months from the closing date of the Company’s initial public offering of our units (the “IPO”)) to October 22, 2021 (which is 24 months from the closing date of the IPO) (the “Extension” and such later date, the “Extended Date”);

●	an ordinary resolution to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal;

●	other matters as may properly come before the Extraordinary General Meeting or any adjournment(s) or postponement(s) thereof.

The Proposals are more fully described in the accompanying proxy statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, AND “FOR” THE ADJOURNMENT PROPOSAL.

In the IPO, the Company issued and sold to the public, units of ordinary shares, warrants and rights. The Company also issued warrants in a private placement to our initial shareholders. Since the IPO, holders of units have been able to break the units into their constituent securities, although not all holders of units have done so.

The purpose of the Extension Amendment is to provide us with sufficient time to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination, involving the Company and one or more businesses (the “Business Combination”). The Company’s IPO prospectus and Articles provide that we have until April 22, 2021 to complete a Business Combination. The Company’s Board of Directors (our “Board”) currently believes that there will not be sufficient time before April 22, 2021, to complete a Business Combination. The Board has determined that it is in the best interests of the Company to amend the Articles to extend the date that we have to consummate a Business Combination to the Extended Date in order that our shareholders are given the chance to participate in an investment opportunity.

The Company will keep the shareholders apprised of additional progress and will announce the entry into a definitive agreement for a Business Combination once that occurs. The Company intends to hold another extraordinary general meeting prior to the Extended Date in order to seek shareholder approval of a potential Business Combination. Following the execution of a definitive agreement for the Business Combination, we will prepare, file with the SEC and deliver to our shareholders a proxy statement (the “Combination Proxy Statement”) to seek shareholder approval of the Business Combination.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by April 22, 2021, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100 % of the shares included as part of the units sold in the IPO (the “Public Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with the IPO (the “Trust Account”), including interest earned on the Trust Account not previously released to us (less up to US$100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the holders of Public Shares (the “Public Shareholders”) as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board liquidate and dissolve, subject in the case of clauses (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. Additionally, in such event, there will be no redemption rights or liquidating distributions with respect to our private warrants, which will expire worthless in the event of our winding up.

In connection with the Extension Amendment, if approved by the requisite vote of shareholders, Public Shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares (the “Election”).

An Election can be made regardless of whether such Public Shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by Public Shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The Public Shareholders may make an Election regardless of whether such Public Shareholders were holders as of the record date. Public Shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial Business Combination by the Extended Date. In addition, regardless of whether Public Shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a Public Shareholder does not make an Election, they will retain the right to vote on any proposed initial Business Combination through the Extended Date if the Extension is approved and the right to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial Business Combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, in the event a proposed Business Combination is completed. We are not asking you to vote on any proposed Business Combination at this time. However, the Company may not redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our Articles, as amended. In addition, Public Shareholders who vote for the Extension Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

Based upon the amount in the Trust Account as of December 31, 2020, which was approximately $201,339,975 we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.07 at the time of the Extraordinary General Meeting. The closing price of the Public Shares on The Nasdaq Stock Market LLC (“Nasdaq”) on [        ] [●], 2021, the most recent practicable closing price prior to the mailing of the proxy statement, was $[       ]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $201,339,975 that was in the Trust Account as of December 31, 2020. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

As previously announced, in order to protect the amounts held in the Trust Account, Union Group International Holdings Limited, an affiliate of Juan Sartori, our Non-Executive Chairman of the Board, has contractually agreed pursuant to a written agreement with us that, if we liquidate the Trust Account prior to the consummation of a Business Combination, Union Group International Holdings Limited will be liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us. We believe Union Group International Holdings Limited has sufficient net worth to satisfy its indemnity obligation should it arise, however we have not asked it to reserve any funds for such obligations and we cannot assure you it will have sufficient liquid assets to satisfy such obligations if it is required to do so. Additionally, the agreement entered into by Union Group International Holdings Limited specifically provides for two exceptions to the indemnity given: it will have no liability (1) as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, or (2) as to any claims for indemnification by the underwriters of this offering against certain liabilities, including liabilities under the Securities Act 1933, as amended (the “Securities Act”). As a result, we cannot assure you that the per-share distribution from the Trust Account, if we liquidate the Trust Account because we have not completed a Business Combination within the required time period, will not be less than $10.00.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON [        ] [●], 2021 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Our Board has fixed the close of business on [        ][●], 2021 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment(s) or postponement(s) thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment(s) or postponement(s) thereof.

You are not being asked to vote on any Business Combination at this time. If you are a Public Shareholder on the record date that will be set forth in the Combination Proxy Statement, you will have the right to vote on a Business Combination (and to exercise your redemption rights, if you so choose) when it is submitted to our shareholders for approval.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such Proposals.

No other business is proposed to be transacted at the Extraordinary General Meeting.

Enclosed is the proxy statement containing detailed information concerning the Proposals and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, the Company urges you to read this material carefully and vote your shares.

I look forward to seeing you at the Extraordinary General Meeting. [ ] [●], 2021	By Order of the Board of Directors,

Juan Sartori
Non-Executive Chairman of the Board

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote virtually at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held at 9:00 a.m. Eastern Time on [        ] [●], 2021: This notice of extraordinary general meeting and the accompanying proxy statement are available at [●].

UNION ACQUISITION CORP. II
1425 Brickell Ave., #57B
Miami, FL 33131

EXTRAORDINARY GENERAL MEETING

TO BE HELD ON [        ] [●], 2021

PROXY STATEMENT

The extraordinary general meeting (the “Extraordinary General Meeting”) of Union Acquisition Corp. II (the “Company,” “we,” “us” or “our”), a Cayman Islands exempted company limited by shares, will be held at 9:00a.m., Eastern time, on [    ] [●], 2021. The Extraordinary General Meeting will be held virtually, at [●]. For the purposes of the amended and restated memorandum and articles of association of the Company, the physical location of the Extraordinary General Meeting shall be [     ]. The purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals (collectively, the “Proposals”):

●	a special resolution to amend (the “Extension Amendment Proposal”) the Company’s amended and restated memorandum and articles of association (the “Articles”) pursuant to an amendment of the Articles in the form set forth in Annex A (the “Extension Amendment”) to extend the date by which the Company must consummate a Business Combination (as defined below) from April 22, 2021 (which is 18 months from the closing date of the Company’s initial public offering of our units (the “IPO”)) to October 22, 2021 (which is 24 months from the closing date of the IPO) (the “Extension” and such later date, the “Extended Date”);

●	an ordinary resolution to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment; and

●	other matters as may properly come before the Extraordinary General Meeting or any adjournment(s) or postponement(s) thereof.

This proxy statement is dated [     ] [●], 2021, and is first being mailed to shareholders on or about that date.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE EXTENSION AMEDNMENT PROPOSAL, AND “FOR” THE ADJOURNMENT PROPOSAL.

The purpose of the Extension Amendment is to provide the Company with sufficient time to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination, involving the Company and one or more businesses (the “Business Combination”). The Company’s IPO prospectus and Articles provide that we have until April 22, 2021 to complete a Business Combination. The Board currently believes that there will not be sufficient time before April 22, 2021, to complete a Business Combination. The Company’s Board of Directors (our “Board”) has determined that it is in the best interests of the Company to amend the Articles to extend the date that we have to consummate a Business Combination to the Extended Date in order that our shareholders are given the chance to participate in an investment opportunity. The Company will keep the shareholders apprised of additional progress and will announce the entry into a definitive agreement for a Business Combination once that occurs. The Company intends to hold another extraordinary general meeting prior to the Extended Date in order to seek shareholder approval of a potential Business Combination. Following the execution of a definitive agreement for the Business Combination, we will prepare, file with the SEC and deliver to our shareholders a proxy statement (the “Combination Proxy Statement”) to seek shareholder approval of the Business Combination.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by April 22, 2021, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the shares included as part of the units sold in the IPO (the “Public Shares”) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company upon the consummation of the IPO and in certain amount of the net proceeds of the IPO, together with certain of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, was deposited (the “Trust Account”), including interest earned on the trust account not previously released to us (less up to US$100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the holders of Public Shares (the “Public Shareholders”) as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board liquidate and dissolve, subject in the case of clauses (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. Additionally, in such event, there will be no redemption rights or liquidating distributions with respect to our private warrants, which will expire worthless in the event of our winding up.

In connection with the Extension Amendment, if approved by the requisite vote of shareholders, Public Shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares (the “Election”). An Election can be made regardless of whether such Public Shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by Public Shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The Public Shareholders may make an Election regardless of whether such Public Shareholders were holders as of the record date. Public Shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial Business Combination by the Extended Date. In addition, regardless of whether Public Shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a Public Shareholder does not make an Election, they will retain the right to vote on any proposed initial Business Combination through the Extended Date if the Extension is approved and the right to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial Business Combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, in the event a proposed Business Combination is completed. We are not asking you to vote on any proposed Business Combination at this time. However, the Company may not redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our Articles, as amended. In addition, Public Shareholders who vote for the Extension Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

Based upon the amount in the Trust Account as of December 31, 2020, which was approximately $201,339,975, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.07 at the time of the Extraordinary General Meeting. The closing price of the Public Shares on The Nasdaq Stock Market LLC (“Nasdaq”) on [       ] [●], 2021, the most recent practicable closing price prior to the mailing of the proxy statement, was $[       ]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $201,339,975 that was in the Trust Account as of December 31, 2020. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

As previously announced, in order to protect the amounts held in the Trust Account, Union Group International Holdings Limited, an affiliate of Juan Sartori, our Non-Executive Chairman of the Board, has contractually agreed pursuant to a written agreement with us that, if we liquidate the Trust Account prior to the consummation of a Business Combination, Union Group International Holdings Limited will be liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us. We believe Union Group International Holdings Limited has sufficient net worth to satisfy its indemnity obligation should it arise, however we have not asked it to reserve any funds for such obligations and we cannot assure you it will have sufficient liquid assets to satisfy such obligations if it is required to do so. Additionally, the agreement entered into by Union Group International Holdings Limited specifically provides for two exceptions to the indemnity given: it will have no liability (1) as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, or (2) as to any claims for indemnification by the underwriters of this offering against certain liabilities, including liabilities under the Securities Act 1933, as amended (the “Securities Act”). As a result, we cannot assure you that the per-share distribution from the Trust Account, if we liquidate the Trust Account because we have not completed a Business Combination within the required time period, will not be less than $10.00.

The Company’s officers and directors and the holders of the Company’s ordinary shares issued prior to the IPO (the “Initial Shareholders”) have waived their rights to liquidating distributions from the Trust Account with respect to their shares of ordinary shares, including those included in our units issued to such initial shareholders, acquired directly from the Company. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the Public Shares. There will be no distribution from the Trust Account with respect to the Company’s rights or warrants, which will expire worthless in the event the Company winds up.

As previously announced, in order to protect the amounts held in the Trust Account, Union Group International Holdings Limited, an affiliate of Juan Sartori, our Non-Executive Chairman of the Board, has contractually agreed pursuant to a written agreement with us that, if we liquidate the Trust Account prior to the consummation of a Business Combination, Union Group International Holdings Limited will be liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us. We believe Union Group International Holdings Limited has sufficient net worth to satisfy its indemnity obligation should it arise, however we have not asked it to reserve any funds for such obligations and we cannot assure you it will have sufficient liquid assets to satisfy such obligations if it is required to do so. Additionally, the agreement entered into by Union Group International Holdings Limited specifically provides for two exceptions to the indemnity given: it will have no liability (1) as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, or (2) as to any claims for indemnification by the underwriters of this offering against certain liabilities, including liabilities under the Securities Act 1933, as amended (the “Securities Act”). As a result, we cannot assure you that the per-share distribution from the Trust Account, if we liquidate the Trust Account because we have not completed a Business Combination within the required time period, will not be less than $10.00.

If the Extension Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date if the Extension Amendment is approved.

The record date for the Extraordinary General Meeting is [        ] [●], 2021. Record holders of the Company’s ordinary shares at the close of business on the record date are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the record date, there were [        ] outstanding shares of the Company’s common stock. The Company’s rights and warrants do not have voting rights in connection with the Proposals.

This proxy statement contains important information about the Extraordinary General Meeting and the Proposals. Please read it carefully and vote your shares.

TABLE OF CONTENTS

FORWARD-LOOKING STATEMENTS	5
QUESTIONS AND ANSWERS ABOUT THE Extraordinary General Meeting	5
BACKGROUND	15
The Company	15
THE EXTRAORDINARY GENERAL MEETING	16
Date, Time, Place and Purpose of the Extraordinary General Meeting	16
Votes Required	16
Voting	16
Revocability of Proxies	17
Attendance at the Extraordinary General Meeting	17
Solicitation of Proxies	18
No Right of Appraisal	18
Other Business	18
Principal Executive Offices	18
DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE	19
Directors and Executive Officers	19
Number, Terms of Office and Election of Executive Officers and Directors	20
Committees of the Board of Directors	21
Director Independence	23
Code of Ethics	23
Conflicts of Interest	23
Section 16(a) Beneficial Ownership Reporting Compliance	25
Executive Compensation	25
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	26
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	27
PROPOSAL NO. 1 — THE EXTENSION Amendment PROPOSAL	30
The Extension Amendment	30
Reasons for the Proposal	30
Redemption Rights	31
U.S. Federal Income Tax Considerations for Public Shareholders Exercising Redemption Rights	33
Required Vote	37
Interests of the Company’s Directors and Executive Officers	38
Full Text of the Resolution	39
Recommendation	39
PROPOSAL TWO — THE ADJOURNMENT PROPOSAL	40
Overview	40
Consequences if the Adjournment Proposal is Not Approved	40
Full Text of the Resolution to be Approved	40
Vote Required for Approval	40
Recommendation	40
SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2021 ANNUAL General MEETING	41
DELIVERY OF DOCUMENTS TO SHAREHOLDERS	41
WHERE YOU CAN FIND MORE INFORMATION	41
ANNEX A	1

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

●	our ability to complete any Business Combination;

●	the anticipated benefits of any Business Combination;

●	our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving a Business Combination, as a result of which they would then receive expense reimbursements or other benefits;

●	our potential ability to obtain additional financing, if needed, to complete a Business Combination;

●	our public securities’ potential liquidity and trading;

●	the use of proceeds not held in the Trust Account (as described herein) or available to us from interest income on the Trust Account balance; or

●	our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE Extraordinary General Meeting

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Extraordinary General Meeting, or at any adjournment(s) or postponement(s) thereof. This proxy statement summarizes the information that you need to make an informed decision on the Proposals to be considered at the Extraordinary General Meeting.

The Company is a blank check company formed in 2019 for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In October 2019, the Company consummated its IPO from which it derived gross proceeds of $175,000,000 (which ultimately increased to $200,000,000 after the underwriters exercised their over-allotment option). Like most blank check companies, our Articles provide for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying Business Combination(s) consummated on or before a certain date. In our case such certain date is April 22, 2021. Our Board believes that it is in the best interests of the shareholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete a Business Combination, as the Company will not be able to do so by April 22, 2021. Therefore, the Board is submitting the Proposals described in this proxy statement for the shareholders to vote upon.

What is being voted on?

You are being asked to vote on the following Proposals:

●	a special resolution to amend our Articles to extend the date by which we have to consummate a Business Combination from April 22, 2021 to October 22, 2021;

●	an ordinary resolution to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal; and

●	other matters as may properly come before the extraordinary general meeting or any adjournment(s) or postponement(s) thereof.

What is the purpose of the Extension Amendment?

The purpose of the Extension Amendment is to provide us with sufficient time to complete a Business Combination. The Company’s IPO prospectus and Articles provide that we have until April 22, 2021 to complete a Business Combination. The Board currently believes that there will not be sufficient time before April 22, 2021, to complete a Business Combination. The Company’s Board of Directors (our “Board”) has determined that it is in the best interests of the Company to amend the Articles to extend the date that we have to consummate a business combination to the Extended Date in order that our shareholders are given the chance to participate in an investment opportunity. The Company will keep the shareholders apprised of additional progress and will announce the entry into a definitive agreement for a Business Combination once that occurs. The Company intends to hold another extraordinary general meeting prior to the Extended Date in order to seek shareholder approval of a potential Business Combination.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension is implemented, such approval will constitute consent for the Company to remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a Business Combination on or before the Extended Date.

The Company will not proceed with the Extension if redemptions of our Public Shares cause the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a fraction of the $201,339,975 (including interest but less the funds used to pay taxes) that was in the Trust Account as of December 31, 2021. In such event, and although there is no minimum cash closing condition in connection with a Business Combination, the Company may still seek to obtain additional funds to complete the a Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and the Company has not consummated a Business Combination, by April 22, 2021, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account not previously released to us (less up to US$100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board liquidate and dissolve, subject in the case of clauses (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Initial Shareholders have waived their rights to liquidating distributions from the Trust Account with respect to their ordinary shares, including those included in our units issued to such Initial Shareholders, acquired directly from the Company (the “Private Shares”). As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the Public Shares. There will be no distribution from the Trust Account with respect to the Company’s rights or warrants, which will expire worthless in the event the Company winds up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

Why is the Company proposing the Extension Amendment Proposal?

The Company’s Articles provide for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying Business Combination(s) consummated on or before April 22, 2021. However, as the Company explains below, there is not sufficient time before April 22, 2021, to complete a Business Combination.

Our Board currently believes that there will not be sufficient time before April 22, 2021, to complete a Business Combination. The Company’s Board believes current circumstances warrant providing those who believe the Company might execute a potential Business Combination that is an attractive investment opportunity with an opportunity to consider such a transaction, inasmuch as we are also affording shareholders who wish to redeem their shares with the opportunity to do so. The Company will keep the shareholders apprised of additional progress and will announce the entry into a definitive agreement for a Business Combination once that occurs. The Company intends to hold another extraordinary general meeting prior to the Extended Date in order to seek shareholder approval of a potential Business Combination.

The purpose of the Extension Amendment is to provide the Company with sufficient time to complete a Business Combination, which our Board believes is in the best interests of our shareholders. Accordingly, our Board is proposing the Extension Amendment Proposal to amend the Articles to extend the date by which we must (i) consummate a Business Combination; (ii) cease our operations except for the purpose of winding up if we fail to complete such Business Combination, and (iii) redeem all the Public Shares, from April 22, 2021 to October 22, 2021.

Why should I vote for the Extension Amendment Proposal?

Our Board believes shareholders will benefit from the Company consummating a Business Combination and is proposing the Extension Amendment to extend the date by which the Company must complete a Business Combination until the Extended Date.

The Extension would give the Company the opportunity to complete a Business Combination.

The Company’s Articles provide that if the Company’s shareholders approve an amendment to the Company’s Articles that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s Public Shares if the Company does not complete a Business Combination before April 22, 2021, the Company will provide our Public Shareholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. The Company believes that this Article provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Articles. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing a Business Combination, circumstances warrant providing those who believe they might find a Business Combination to be an attractive investment with an opportunity to consider such transaction.

Our Board recommends that you vote in favor of the Extension Amendment Proposal, but expresses no opinion as to whether you should redeem your Public Shares.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

How do the Company insiders intend to vote their shares?

All of the Company’s directors and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any Public Shares owned by them) in favor of the Proposals.

The Initial Shareholders are not entitled to redeem the Private Shares. With respect to any shares purchased on the open market by the Initial Shareholders and the Company’s directors and their respective affiliates, such Public Shares may be redeemed. On the record date, the Initial Shareholders beneficially owned and were entitled to vote [       ] Private Shares, which represents approximately [        ]% of the Company’s issued and outstanding ordinary shares.

In addition, the sponsor or the Company’s or the potential target’s, executive officers or advisors, or any of their respective affiliates, may purchase Public Shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Extraordinary General Meeting is approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment. None of the Company’s sponsor, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Does the Board recommend voting for the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of the Proposals, the Board has determined that the Proposals are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” the Extension Amendment Proposal, and “FOR” the Adjournment Proposal.

What vote is required to adopt the Extension Amendment Proposal?

Approval the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

What vote is required to approve the Adjournment Proposal?

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

What happens if I sell my Union Acquisition Corp. II ordinary shares or units before the Extraordinary General Meeting?

The [            ] [●], 2021 record date is earlier than the date of the Extraordinary General Meeting. If you transfer your Public Shares, including those shares held as a constituent part of our units, after the record date, but before the Extraordinary General Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Extraordinary General Meeting. If you transfer your Union Acquisition Corp II ordinary shares prior to the record date, you will have no right to vote those shares at the Extraordinary General Meeting.

What if I don’t want to vote “FOR” the Extension Amendment Proposal?

If you do not want the Extension Amendment to be approved, you must vote “AGAINST” the proposal. If the Extension Amendment is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Will you seek any further extensions to liquidate the Trust Account?

Other than the extension until the Extended Date as described in this proxy statement, the Company does not anticipate seeking any further extension to consummate a Business Combination.

What happens if the Extension Amendment is not approved?

If the Extension Amendment is not approved and the Company has not consummated a Business Combination by April 22, 2021, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account not previously released to us (less up to US$100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board liquidate and dissolve, subject in the case of clauses (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Initial Shareholders have waived their rights to liquidating distributions from the Trust Account with respect to their Private Shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the Public Shares. There will be no distribution from the Trust Account with respect to the Company’s rights or warrants, which will expire worthless in the event the Company winds up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account, which it believes are sufficient for such purposes.

If the Extension Amendment Proposal is approved, what happens next?

The Company is continuing its efforts to complete a Business Combination, which will involve:

●	identifying a target for a Business Combination;

●	negotiating and entering into definitive documentation for a Business Combination;

●	preparing and filing with the SEC a Combination Proxy Statement;

●	establishing a meeting date and record date for considering a Business Combination, and distributing the Combination Proxy Statement to shareholders; and

●	holding an Extraordinary General Meeting to consider a Business Combination.

The Company is seeking approval of the Extension Amendment because the Company will not be able to complete all of the tasks listed above prior to April 22, 2021. If the Extension Amendment is approved, the Company will seek shareholder approval of a Business Combination. If shareholders approve a Business Combination (which approval will be solicited at a future date at an Extraordinary General Meeting different than the meeting addressed by this proxy statement), the Company expects to consummate a Business Combination as soon as possible following shareholder approval.

Upon approval by at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, actually vote at the Extraordinary General Meeting, the amendments to our Articles that are set forth in Annex A hereto will become effective. The Company will remain a reporting company under the Exchange Act, and its units, ordinary shares, public rights and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s ordinary shares held by our Initial Shareholders through the Private Shares.

Would I still be able to exercise my redemption rights if I vote against a Business Combination?

Yes. Assuming you are a shareholder as of the record date for voting on a Business Combination, you will be able to vote on the Business Combination when it is submitted to shareholders. If you disagree with the Business Combination, you will retain your right to redeem your Public Shares upon consummation of a Business Combination, subject to any limitations set forth in the Articles.

How do I attend the Extraordinary General Meeting, and will I be able to ask questions?

The Extraordinary General Meeting will be conducted virtually over the Internet. As a shareholder you will need your Control Number to join the meeting. You can obtain your Control Number from the Notice of Extraordinary General Meeting or the Proxy card you received from Continental Stock Transfer & Trust Company, the Company’s transfer agent. If you hold your position through a bank or broker and would like to join the meeting you will need to contact Continental Stock Transfer at 917-262-2373, or www.proxy@continentalstock.com to obtain a Control Number. Any shareholder may attend, listen and vote during the virtual meeting. You will also be able to ask questions during that part of the meeting by clicking on the Chat Box and enter a question.

How do I vote?

If you are a holder of record of our ordinary shares, including those shares held as a constituent part of our units, you may vote virtually at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote virtually if you have already voted by proxy.

If your ordinary shares, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares virtually at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Extraordinary General Meeting or by voting virtually at the Extraordinary General Meeting. Attendance at the Extraordinary General Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 1425 Brickell Ave., #57B, Miami, FL 33131 Attn: Secretary.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for the Proposals. The Extension Amendment Proposal must be approved as a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Accordingly, a Company shareholder’s failure to vote by proxy or to vote virtually at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented virtually or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least [       ] ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting. If there is no quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.

Who can vote at the Extraordinary General Meeting?

Only holders of record of the Company’s ordinary shares, including those shares held as a constituent part of our units, at the close of business on [       ] [●], 2021, are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements thereof. On this record date, [       ] ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote virtually at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting virtually. However, since you are not the shareholder of record, you may not vote your shares virtually at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the proposal?

The Company’s directors and executive officers have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership by them or their affiliates of Private Shares, rights and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Executive Officers.”

What if I object to the Extension Amendment Proposal? Do I have appraisal rights?

Our shareholders do not have appraisal rights in connection with the Extension Amendment under Cayman Islands law.

What happens to the Company’s rights and warrants if the Extension Amendment is not approved?

If the Extension Amendment is not approved and the Company has not consummated a Business Combination by April 22, 2021, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account not previously released to us (less up to US$100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board liquidate and dissolve, subject in the case of clauses (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the Trust Account with respect to our rights or warrants, which will expire worthless in the event the Company wind up.

What happens to the Company rights and warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, the Company will continue its efforts to consummate a Business Combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The rights and warrants will remain outstanding in accordance with their terms.

How do I redeem my ordinary shares of the Company?

If the Extension is implemented, each Public Shareholder may seek to redeem all or a portion of his Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the approval of the Extension, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a Business Combination, or if the Company has not consummated a Business Combination by the Extended Date.

To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your share certificates (if any) and other redemption forms to the transfer agent prior to 5:00 p.m. EST on [       ] [●], 2021. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

Pursuant to our Articles, a Public Shareholder may request that the Company redeem all or a portion of such Public Shareholder’s Public Shares for cash if the Extension Amendment is approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through units and you elect to separate your units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)	prior to 5:00 p.m., Eastern Time, on [ ] [●], 2021, (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “transfer agent”), at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 1004, Attn: Mark Zimkind, that the Company redeem your Public Shares for cash and (b) delivering your share certificates (if any) and other redemption forms to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public Shareholders may elect to redeem all or a portion of their Public Shares even if they vote for the Extension Amendment Proposal.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment will not be redeemed for cash held in the Trust Account. In the event that a Public Shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your share certificates (if any) and other redemption forms for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public ordinary shares, may not be withdrawn once submitted to the company unless the Board of Directors determine (in their sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In the event that a Public Shareholder tenders shares and the Extension Amendment is not approved, these shares will not be redeemed and the physical certificates representing these shares (if any) will be returned to the shareholder promptly following the determination that the Extension Amendment will not be approved. The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If I am a public unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding public units must separate the underlying Public Shares, public rights and Public Warrants (as defined below) prior to exercising redemption rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into Public Shares, public rights and Public Warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the units. See “How do I redeem my ordinary shares of Company?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of Company stock.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Innisfree M&A Incorporated (“Innisfree”) to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company has agreed to pay Innisfree a fee of $[       ]. The Company will also reimburse Innisfree for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the Extraordinary General Meeting?

We will announce preliminary voting results at the Extraordinary General Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Extraordinary General Meeting.

Who can help answer my questions?

If you have questions about the Proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Union Acquisition Corp. II
1425 Brickell Ave., #57B
Miami, FL 33131
Attn: Kyle P. Bransfield
Telephone: (212) 981-0630

You may also contact the Company’s proxy solicitor at:

Innisfree M&A Incorporated

501 Madison Ave, 20th Floor

New York, NY 10022

Shareholders may call toll free: (877) 750-5836

Banks and Brokers may call collect: (212) 750-5833

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled

“Where You Can Find More Information.”

BACKGROUND

The Company

We are a blank check company incorporated on December 6, 2018 as a Cayman Islands exempted company, limited by shares for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses.

On October 22, 2019, we consummated our IPO of 20,000,000 units, including 2,500,000 units subject to the underwriters’ over-allotment option, at a price of $10.00 per unit (the “Units”), generating gross proceeds of $200,000,000. Each unit consists of one ordinary share of the Company (“Ordinary Shares”), and one redeemable warrant to purchase one ordinary share (“Public Warrant”). Each Public Warrant is exercisable for one share of common stock at a price of $11.50 per full share. Simultaneously with the closing of the IPO, we completed the private placement (“Private Placement”) of 6,250,000 warrants (“Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, generating total proceeds of $6,250,000. The Private Placement Warrants were purchased by the Company’s sponsors, Union Group International Holdings Limited and Union Acquisition Associates II, LLC. The Private Placement Warrants are identical to the Public Warrants included in the Units sold in the IPO, except that the Private Placement Warrants are non-redeemable and may not be exercised on a cashless basis, in each case so long as they continue to be held by the Initial Shareholders or their permitted transferees. The purchasers of the Private Placement Warrants have agreed not to transfer, assign, or sell any of the Private Placement Warrants or Ordinary Shares underlying the Private Placement Warrants (except to certain transferees) until 30 days after the completion of the Company’s initial business combination.

As of December 31, 2020, we had $201,339,975 (including interest but less the funds used to pay taxes) in the Trust Account.

The mailing address of our principal executive office is 1425 Brickell Ave., #57B, Miami, FL 33131, and its telephone number is (212) 981-0630.

THE EXTRAORDINARY GENERAL MEETING

Date, Time, Place and Purpose of the Extraordinary General Meeting

The Extraordinary General Meeting will be held at 9:00 a.m., Eastern time, on [      ] [●], 2021. The Extraordinary General Meeting will be held virtually. For the purposes of the amended and restated memorandum and articles of association of the Company, the physical location of the Extraordinary General Meeting shall be [      ].

Shareholders are being asked to vote on the following Proposals:

●	to extend the date by which the Company must consummate a Business Combination.

●	to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, in the event that there are insufficient votes to approve the Extension Amendment Proposal.

You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you owned the ordinary shares, including as a constituent part of a unit, at the close of business on [      ] [●], 2021, the record date for the Extraordinary Meeting. You will have one vote per proposal for each share of ordinary shares you owned at that time. Our warrants and rights do not carry voting rights.

At the close of business on the record date, there were [      ] outstanding shares of Company ordinary shares entitled to vote, of which [      ] were Private Shares, including those held as a constituent part of Private Placement Units.

Votes Required

Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Voting

You can vote your shares at the Extraordinary General Meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the Extraordinary General Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Extraordinary General Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Kyle P. Bransfield and Daniel W. Fink to act as your proxy at the Extraordinary General Meeting. One of them will then vote your shares at the Extraordinary General Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the Proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the Extraordinary General Meeting.

Alternatively, you can vote your shares virtually by attending the Extraordinary General Meeting. You will be given a ballot at the Extraordinary General Meeting.

A special note for those who plan to attend the Extraordinary General Meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the Extraordinary General Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Extraordinary General Meeting in the manner you direct. You may vote for or withhold your vote for the nominee or any proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary General Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary General Meeting.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Innisfree at (212) 750-5833 (call collect), (877) 750-5836 (call toll-free).

Shareholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Extraordinary General Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Extraordinary General Meeting. A proxy may be revoked by filing with the Secretary at Union Acquisition Corp. II, 1425 Brickell Ave., #57B, Miami, FL 33131 either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the Extraordinary General Meeting and voting virtually.

Simply attending the Extraordinary General Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Extraordinary General Meeting

Only holders of our ordinary shares, their proxy holders and guests the Company may invite may attend the Extraordinary General Meeting. If you wish to attend the Extraordinary General Meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Extraordinary General Meeting. The Company has agreed to pay Innisfree a fee of $[      ]. The Company will also reimburse Innisfree for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Innisfree at:

Innisfree M&A Incorporated

501 Madison Ave, 20th Floor

New York, NY 10022

Shareholders may call toll free: (877) 750-5836

Banks and Brokers may call collect: (212) 750-5833

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Extraordinary General Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own ordinary shares listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s shareholders do not have appraisal rights in connection with the Extension Amendment Proposal under Cayman Islands Law.

Other Business

The Company is not currently aware of any business to be acted upon at the Extraordinary General Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Extraordinary General Meeting and with respect to any other matters which may properly come before the Extraordinary General Meeting. If other matters do properly come before the Extraordinary General Meeting, or at any adjournment(s) of the Extraordinary General Meeting, the Company expects that the shares of ordinary shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 1425 Brickell Ave., #57B, Miami, FL 33131. Our telephone number at such address is (212) 981-0630.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

Our directors and officers are as follows:

Name	Age	Position
Juan Sartori	40	Non-Executive Chairman of the Board
Kyle P. Bransfield	36	Chief Executive Officer and Director
Daniel W. Fink	43	Chief Operating Officer and Director
Gerald W. Haddock	73	Director
Joseph J. Schena	62	Director

Juan Sartori has served as our Non-Executive Chairman of the Board since December 2018. He also served as Chairman of the Board of Union I from November 2017 until it completed its merger with Bioceres in March 2019. Mr. Sartori is the Chairman and founder of Union Group International Holdings Ltd. (Union Group), a privately-owned investment and private equity management firm with significant strategic Latin American interests. These cover the agricultural, energy, forestry, infrastructure, minerals, oil & gas and real estate sectors. Mr. Sartori established Union Group in 2007. In 2008, he formed Union Agriculture Group (BVM: UAGR), one of the first companies affiliated with Union Group to consolidate agricultural assets. UAGR has grown to become the largest agricultural company in Uruguay, and one of the biggest in Latin America, with a subsidiary listed on the Montevideo Stock Exchange. Since its incorporation, Union Group and its subsidiaries have performed numerous transactions across Latin America, growing its portfolio of businesses of private and public companies. Mr. Sartori is a regular speaker about Latin American issues in worldwide conferences and media. Mr. Sartori began his career as a financial services entrepreneur in 2002 launching Union Capital Group, a Geneva based multi-strategy asset manager, selling its control in 2008. Mr. Sartori was a candidate in the 2019 Uruguayan Presidential elections under the National Party and placed second in the primary with 23% of the party’s vote. Mr. Sartori received a Bachelor Degree in Business and Economics from École des Hautes Études Commerciales de Lausanne.

Kyle P. Bransfield has served as our Chief Executive Officer and a director since our inception. He has also served as director of Union I since November 2017 and served as its Chief Executive Officer from December 2017 until it completed its merger with Bioceres in March 2019. Mr. Bransfield currently serves on the board of the resulting entity, Bioceres Crop Solutions (NYSE American: BIOX), and sits on the audit, compensation, and nominating and governance committees. Mr. Bransfield is Founder and CEO of Union Acquisition Group a private and public markets investment firm. Prior to Union Acquisition Group, Mr. Bransfield was a Partner at Exos Technology Financial Partners where he established a SPAC Asset Management business through the formation of Exos SPAC Opportunities I and the Morgan Creek-Exos SPAC+ Fund. Prior to Exos, Mr. Bransfield was a Partner of Atlantic-Pacific Capital and led the firm’s global direct private placement and structured investment activities beginning in 2015. Mr. Bransfield has over 13 years of experience in direct equity and debt private markets principal investing, capital raising, and investment banking. Prior to joining Atlantic-Pacific, Mr. Bransfield was an investment banker in Sagent Advisors’ Private Financing Solutions Group from 2014 to 2015. Prior to Sagent, Mr. Bransfield spent five years from 2009 to 2014 as a Principal and General Partner at CS Capital Partners, a Philadelphia-based multi-family office focused on alternative investments. In his role there, he co-managed a portfolio of direct investments, served as an observer to several boards of directors, and fulfilled operating roles within portfolio companies. In 2006, Mr. Bransfield began his career in the Mergers & Acquisitions Group at Stifel Nicolaus Weisel. Mr. Bransfield received a B.S. in Business Administration from American University.

Daniel W. Fink has served as our Chief Operating Officer and a director since December 2018. He also served as a director of Union I from December 2017 until it completed its merger with Bioceres in March 2019. Mr. Fink has been a Partner at PTW Capital, an investment firm, since March 2017, and the Managing Principal at Blue Moose of Boulder, an emerging natural foods company, since October 2015. Mr. Fink has spent the majority of his career in investment banking and private equity, including working at Morgan Stanley from 1999 to 2001, J.W. Childs Associates, L.P. from 2001 to 2007, Stone Tower Equity Partners from 2007 to 2008 and Centerview Capital from 2009 to 2013. From April 2013 to March 2015, Mr. Fink was at Bacardi Limited where he served as Vice President of Finance/Business Planning. Over the course of his career, Mr. Fink has helped to build or revitalize some highly recognized brands in the consumer industry. Mr. Fink received a BA in Economics from Yale University and an MBA from Harvard Business School.

Gerald W. Haddock has served as a director since December 2018. He also served as a director of Union I from December 2017 until it completed its merger with Bioceres in March 2019. Mr. Haddock founded Haddock Enterprises, LLC in 2000 and has served as its President since such time. Haddock Enterprises is an entrepreneurial development company concentrating on private investments and transactions, including oil and gas and real estate, located in Fort Worth, Texas. Mr. Haddock formerly served as President and Chief Operating Officer of Crescent Real Estate Equities Company, a diversified real estate investment trust, from 1994 to 1999. Mr. Haddock served as a director of Valaris plc (formerly ENSCO International, Plc.) (NYSE: VAL), a leading global offshore oil and gas drilling service company, from 1986 until May 2019. He has also served as a director of Meritage Homes Corporation (NYSE: MTH), a real estate development company that constructs single-family detached homes across the United States as well as active adult communities and luxury real estate in Arizona, since 2005 and has served as Chairman of the Nominating and Corporate Governance Committee since 2006 and served as a member of the Audit Committee from 2009 to 2018. Mr. Haddock is a former board member of Cano Petroleum, Inc., having served from December 2004 to October 2008. He also serves on the board of trustees and is a member of various committees for the Executive Investment Committee at Baylor University, the M.D. Anderson Proton Therapy Education and Research Foundation, the CEELI Institute and the Johnny Unitas Golden Arm Educational Foundation. Mr. Haddock received his Bachelor’s Degree in Business Administration from Baylor University and his J.D. from Baylor University Law School. He also has received a Masters of Law in Taxation degree from New York University School of Law and an MBA from Dallas Baptist University.

Joseph J. Schena has served as a director since December 2018. He also served as a director of Union I from December 2017 until it completed its merger with Bioceres in March 2019. Mr. Schena has served as a principal and co-founder of PTW Capital since June 2017. Mr. Schena served as the Chief of Staff at Cohen Enterprises focused on C&S Wholesale Grocers and Warehouse Technologies from November 2015 until April 2019. Previously, Mr. Schena served as Chief Financial Officer and Executive Vice President at C&S Wholesale Grocers. Prior to C&S Mr. Schena was Chief Financial Officer of Bacardi Limited from October 2012 to September 2014. Previously, Mr. Schena served as an Operating Partner at Centerview Capital from 2007 to 2012 and was involved in the $5.5 billion privatization of Del Monte Foods and the acquisition of Richelieu Foods. Prior to Centerview Capital, Mr. Schena served in various senior financial positions at Gillette from 2001 to 2007 where he was Chief Financial Officer of the Gillette business unit after the sale to P&G and Kraft/Nabisco from 1980 to 2000. Mr. Schena currently serves as a director of Warehouse Technologies, an automated warehousing company located in Wilmington, MA. He also serves as a director of Conyers Park II Acquisition Corp., a blank check company seeking to consummate an initial business combination with a target business in the consumer sector. Mr. Schena received an MBA in Finance and a BBA in Accounting from Iona College.

Number, Terms of Office and Election of Executive Officers and Directors

Our board of directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the first class of directors, consisting of Mr. Schena, will expire at our first annual general meeting. The term of office of the second class of directors, consisting of Messrs. Haddock and Fink, will expire at the second annual general meeting. The term of office of the third class of directors, consisting of Messrs. Bransfield and Sartori, will expire at the third annual general meeting.

Committees of the Board of Directors

Our Board has three standing committees: an audit committee; a nominating committee and a compensation committee. Each of our audit committee, our nominating committee and our compensation committee are composed solely of independent directors. Each committee operates under a charter that is approved by our board and has the composition and responsibilities described below. The committee assignments set forth below were in effect as of December 31, 2020.

Beginning with our inception on December 6, 2018, and during the remainder of our fiscal year ended [      ] [●], 20[      ]:

●	the Company’s Board held [●] meetings;

●	the Company’s Audit Committee held [●] meetings;

●	the Company’s Nominating Committee held [●] meetings; and

●	the Company’s Compensation Committee held [●] meetings.

Each of the Company’s incumbent directors attended or participated in at least [●] percent ([●]%) of the meetings of the Company’s Board and the respective committees of which he is a member held during the period such incumbent director was a director during the fiscal year ended [      ] [●], 20[      ], except [●].

The Company encourages all of its directors to attend the Company’s shareholder meetings.

Audit Committee

Effective October 17, 2019, we established an audit committee of the board of directors, in accordance with Section 3(a)(58)(A) of the Exchange Act, which consists of Juan Sartori, Gerald Haddock and Joseph Schena, each of whom is an independent director under Nasdaq’s listing standards. Notwithstanding that Mr. Sartori is an independent director under Nasdaq’s listing standards, Mr. Sartori owns more than 10% of our ordinary shares and as a result, does not fall under the Safe Harbor Provision of SEC Rule 10A-3.

The audit committee will at all times be composed exclusively of “independent directors” who are able to read and understand fundamental financial statements as required under Nasdaq listing standards. In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Mr. Schena qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

●	discussing with management and the independent registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent registered public accounting firm;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent registered public accounting firm;

●	determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Nominating Committee

Effective October 17, 2019, we established a nominating committee of the board of directors, which will consist of Juan Sartori, Gerald Haddock and Joseph Schena, each of whom is an independent director under Nasdaq’s listing standards. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others. The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide that persons to be nominated:

●	should have demonstrated notable or significant achievements in business, education or public service;

●	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background, and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by shareholders and other persons.

Compensation Committee

Effective October 17, 2019, we established a compensation committee of the board of directors, which consists of Juan Sartori, Gerald Haddock, and Joseph Schena, each of whom is an independent director under Nasdaq’s listing standards. The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating, and recommending changes, if appropriate, to the remuneration for directors.

Director Independence

Nasdaq requires that a majority of our board must be composed of “independent directors,” which is defined generally as a person other than an executive officer or employee of the Company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Board would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Messrs. Sartori, Haddock and Schena are our independent directors. Our independent directors have regularly scheduled meetings at which only independent directors are present. Any affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. Any affiliated transactions must be approved by a majority of our independent and disinterested directors.

Code of Ethics

We have adopted a code of ethics (the “Code of Ethics”) applicable to our management team and employees in accordance with applicable federal securities laws. We have filed a copy of our form of Code of Ethics and our board committee charters as exhibits to the initial registration statement. You are able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us, or may accessed through our company website at https://unionacquisitiongroup.com/investor-relations. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Conflicts of Interest

Shareholders should be aware of the following potential conflicts of interest:

●	None of our officers and directors is required to commit their full time to our affairs and, accordingly, they may have conflicts of interest in allocating their time among various business activities.

●	In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to our company as well as the other entities with which they are affiliated. Our management has pre-existing fiduciary duties and contractual obligations to such entities (as well as to us) and may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

●	Our officers and directors may in the future become affiliated with entities, including other blank check companies, engaged in business activities similar to those intended to be conducted by our company.

●	We have engaged the underwriters and Atlantic-Pacific Capital, an affiliate of Kyle Bransfield, our Chief Executive Officer, to assist us in connection with our initial business combination for which they will be paid a fee.

●	The founders’ shares owned by our officers and directors, like the founders’ shares owned by our other Initial Shareholders, will be released from escrow only if a Business Combination is successfully completed and subject to certain other limitations. Additionally, our officers and directors will not receive distributions from the Trust Account with respect to any of their founders’ shares whether or not we complete a Business Combination. Furthermore, our Initial Shareholders have agreed that the private warrants will not be sold or transferred by them until after we have completed our initial Business Combination. In addition, our officers and directors may loan funds to us after this offering and may be owed reimbursement for expenses incurred in connection with certain activities on our behalf which may only be repaid if we complete an initial Business Combination. For the foregoing reasons, the personal and financial interests of our directors and executive officers may influence their motivation in identifying and selecting a target business, completing a Business Combination in a timely manner and securing the release of their shares.

Under Cayman Islands law, directors and officers owe the following fiduciary duties:

(i)	duty to act in good faith in what the director or officer believes to be in the best interests of the company as a whole;

(ii)	duty to exercise powers for the purposes for which those powers were conferred and not for a collateral purpose;

(iii)	directors should not properly fetter the exercise of future discretion;

(iv)	duty to exercise powers fairly as between different sections of shareholders;

(v)	duty not to put themselves in a position in which there is a conflict between their duty to the company and their personal interests; and

(vi)	duty to exercise independent judgment.

In addition to the above, directors also owe a duty of care which is not fiduciary in nature. This duty has been defined as a requirement to act as a reasonably diligent person having both the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and the general knowledge skill and experience which that director has.

Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities to multiple entities. In addition, conflicts of interest may arise when our board evaluates a particular business opportunity. We cannot assure you that any of the above-mentioned conflicts will be resolved in our favor. Furthermore, each of our officers and directors has pre-existing fiduciary obligations to other businesses of which they are officers or directors. To the extent they identify business opportunities which may be suitable for the entities to which they owe pre-existing fiduciary obligations, our officers and directors will honor those fiduciary obligations. Accordingly, it is possible they may not present opportunities to us that otherwise may be attractive to us unless the entities to which they owe pre-existing fiduciary obligations and any successors to such entities have declined to accept such opportunities.

In order to minimize potential conflicts of interest which may arise from multiple corporate affiliations, each of our officers and directors has contractually agreed, pursuant to a written agreement with us, until the earliest of a Business Combination, our liquidation or such time as he ceases to be an officer or director, to present to our company for our consideration, prior to presentation to any other entity, any suitable business opportunity which may reasonably be required to be presented to us, subject to any pre-existing fiduciary or contractual obligations he might have.

The following table summarizes the other relevant pre-existing fiduciary or contractual obligations of our officers and directors:

Individual	Name of Affiliated Entity	Position at Affiliated Entity
Juan Sartori	Union Group	Chairman

Kyle P. Bransfield	Atlantic-Pacific Capital Bioceres Crop Solutions Corp	Partner Director

Gerald W. Haddock	Meritage Home Corporation	Director

Daniel W. Fink	PTW Capital Blue Moose of Boulder	Partner Managing Principal

Joseph J. Schena	PTW Capital Conyers Park II Acquisition Corp. Warehouse Technologies	Principal Director Director

To further minimize conflicts of interest, we have agreed not to consummate an initial Business Combination with an entity that is affiliated with any of our Initial Shareholders, officers or directors unless we have obtained an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, and the approval of a majority of our disinterested independent directors that the Business Combination is fair to our unaffiliated shareholders from a financial point of view. Furthermore, in no event will any of our Initial Shareholders, members of our management team or their respective affiliates be paid any finder’s fee, consulting fee or other similar compensation prior to, or for any services they render in order to effectuate, the consummation of an initial Business Combination (regardless of the type of transaction that it is) other than the $10,000 per month administrative services fee, the $10,000 per month consulting fee to our Chief Operating Officer, the portion of the business combination marketing agreement fee payable to Atlantic-Pacific Capital, Inc. and the repayment of $200,000 of non-interest bearing loans and reimbursement of any out-of-pocket expenses. Notwithstanding the foregoing, our Articles provide that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our Company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue.

Our officers and directors have agreed not to participate in the formation of any other special purpose acquisition company with a class of securities intended to be registered under the Exchange Act which has publicly filed a registration statement with the SEC until we have entered into a definitive agreement regarding our initial Business Combination or we have failed to complete our initial Business Combination within 18 months from the consummation of this offering.

Our officers and directors, as well as our Initial Shareholders, have agreed (i) to vote any shares owned by them in favor of any proposed Business Combination and (ii) not to convert any shares in connection with a shareholder vote to approve a proposed initial

Business Combination or any amendment to our Articles prior to the consummation of our initial Business Combination or sell any shares to us in a tender offer in connection with a proposed initial Business Combination.

Additionally, Juan Sartori, our Non-Executive Chairman of the Board, was elected as a senator of Uruguay in February 15, 2020. Mr. Sartori’s involvement in Uruguayan politics may limit the time he is able to dedicate to our company and additional conflicts may arise as a result of any position he may ultimately hold. Due to Mr. Sartori’s involvement in Uruguayan politics, he might be required to recuse himself from any activity or company that has direct business with the Uruguayan government where a potential conflict of interest could exist. We cannot guarantee that Mr. Sartori will not resign as our Non-Executive Chairman of the Board as a result of his involvement in Uruguayan politics.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange requires our management team and persons who beneficially own more than ten percent of our ordinary shares to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the fiscal year ended September 30, 2020 there were no delinquent filers.

Executive Compensation

No executive officer has received any cash compensation for services rendered to us. Since October 22, 2019 through the acquisition of a target business, we will pay UCG International Corp., an affiliate of Mr. Sartori, $10,000 per month for providing us with office space and certain office and secretarial services. However, this arrangement is solely for our benefit and is not intended to provide our executive officers or directors compensation in lieu of a salary. We also pay Dan Fink, our Chief Operating Officer, a $10,000 per month consulting fee, which commenced on October 22, 2019 and will continue through the acquisition of a target business.

Other than the $10,000 per month administrative fee, the $10,000 per month consulting fee to our Chief Operating Officer, the portion of the Business Combination marketing agreement fee payable to Atlantic-Pacific Capital, Inc. and the repayment of $200,000 of non-interest bearing loans made to us by Union Group International Holdings Limited, one of our Initial Shareholders and an affiliate of Juan Sartori, our Non-Executive Chairman of the Board, no compensation or fees of any kind, including finder’s, consulting fees, and other similar fees, will be paid to our Initial Shareholders, members of our management team, or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial Business Combination (regardless of the type of transaction that it is). However, they will receive reimbursement for any out-of-pocket expenses incurred by them in connection with their performance of any duties on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and Business Combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After our initial Business Combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials furnished to our shareholders. The amount of such compensation may not be known at the time of a shareholder meeting held to consider an initial Business Combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of September 30, 2020, with respect to the beneficial ownership of our ordinary shares held by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our officers and directors; and

●	all of our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Approximate Percentage of Outstanding Shares
Juan Sartori	2,352,500	(2)	9.4%
Kyle P. Bransfield	2,502,500	(3)	10.0%
Daniel W. Fink	75,000		*
Gerald W. Haddock	25,000		*
Joseph J. Schena	25,000		*
Union Group International Holdings Limited	2,352,500		9.4%
Union Acquisition Associates II, LLC	2,352,500		9.4%
All directors and executive officers as a group (five individuals)	4,980,000		19.9%
Five Percent Holders:
Siu Min Wong(4)	1,500,000		6.0%
HGC Investment Management Inc.(5)	1,295,000		5.18%
Polar Asset Management Partners Inc.(6)	1,500,000		6.0%
Hudson Bay Capital Management LP(7)	1,300,000		5.2%

Notes:—

*	Less than 1%.
(1)	Unless otherwise indicated, the business address of each of the individuals is 1425 Brickell Ave., #57B, Miami, FL 33131
(2)	Represents shares held by Union Group International Holdings Limited, an entity controlled by Mr. Sartori.
(3)	Includes shares held by Union Acquisition Associates II, LLC, an entity controlled by Mr. Bransfield, and PENSCO Trust Company, which holds shares for Mr. Bransfield as beneficiary.
(4)	The business address of Mr. Wong is 590 Avenue, 15th Floor, New York, New York 10022. Represents shares held for the account of Linden Capital L.P. (“Linden Capital”) and one or more separately managed accounts (the “Managed Accounts”). Linden GP is the general partner of Linden Capital and, in such capacity, may be deemed to beneficially own the shares held by Linden Capital. Linden Advisors is the investment manager of Linden Capital and trading advisor or investment advisor for the Managed Accounts. Mr. Wong is the principal owner and controlling person of Linden Advisors and Linden GP. In such capacities, Linden Advisors and Mr. Wong may each be deemed to beneficially own the shares held by each of Linden Capital and the Managed Accounts. The foregoing information was derived from a Schedule 13G filed on November 1, 2019.
(5)	The business address of HGC Investment Management Inc. is 366 Adelaide, Suite 601, Toronto, Ontario M5V 1R9, Canada. Represents shares held for the account of HGC Arbitrage Fund LP (the “Fund”). HGC Investment Management Inc. serves as the investment manager to the Fund.
(6)	The business address of Polar Asset Management Partners Inc. (“Polar”) is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada. Represents shares held by Polar Multi-Strategy Master Fund, to which Polar serves as an investment advisor.
(7)	The business address of Hudson Bay Capital Management LP (“Hudson Bay”) is 777 Third Avenue, 30th Floor, New York, NY 10017. Represents shares held by Tech Opportunities LLC, which is controlled by Hudson Bay Master Fund Ltd. Hudson Bay serves as investment manager to Hudson Bay Master Fund Ltd.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In December 2018, we issued 4,312,500 ordinary shares to Kyle Bransfield for $25,000 in cash, at a purchase price of approximately $0.006 per share, in connection with our organization. In August 2019, we effected a share capitalization pursuant to which we issued an additional 718,750 ordinary shares, resulting in there being outstanding an aggregate of 5,031,250 founders’ shares. Thereafter, Mr. Bransfield transferred 2,515,625 shares to each of Union Acquisition Associates II, LLC, an entity controlled by Mr. Bransfield, and Union Group International Holdings Limited, an entity controlled by Juan Sartori. Union Acquisition Associates II, LLC and Union Group International Holdings Limited thereafter each transferred an aggregate of 152,500 shares to our officers, directors, advisors and their affiliates. All such shares were transferred at the same price that the shares were originally paid for by Mr. Bransfield.

All of the founders’ shares outstanding prior to the initial IPO have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until the earlier of one year after the date of the consummation of our initial Business Combination and the date on which the closing price of our ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing 150 days after our initial Business Combination, or earlier if, subsequent to our initial Business Combination, we consummate a liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property.

The founders’ shares are identical to the ordinary shares included in the units being sold in this offering. However, the holders have agreed (A) to vote any shares owned by them in favor of any proposed Business Combination, (B) not to convert any shares in connection with a shareholder vote to approve a proposed initial Business Combination or any amendment to our Articles prior to consummation of an initial Business Combination or sell any shares to us in a tender offer in connection with a proposed initial Business Combination and (C) that the founders’ shares shall not participate in any liquidating distribution from the Trust Account upon winding up if a Business Combination is not consummated.

Simultaneously with the closing of the IPO, certain of the Initial Shareholders purchased an aggregate of 6,250,000 Private Placement Warrants at a price of $1.00 Per Private Placement Warrant for an aggregate purchase price of $6,250,000. Each Private Placement Warrant is exercisable to purchase one ordinary share at an exercise price of $11.50. The proceeds from the Private Placement Warrants were added to the proceeds from the IPO to be held in the Trust Account. If the Company does not complete a Business Combination by April 22, 2021, the proceeds of the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless. There will be no redemption rights or liquidating distributions from the Trust Account with respect to the Private Placement Warrants.

The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the IPO, except that the Private Placement Warrants (i) will not be redeemable by the Company and (ii) may be exercised for cash or on a cashless basis, so long as they are held by the initial purchasers or any of their permitted transferees. If the Private Placement Warrants are held by holders other than the initial purchasers or any of their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the Public Warrants. In addition, the Private Placement Warrants may not be transferable, assignable or salable until 30 days after the consummation of a Business Combination, subject to certain limited exceptions.

In order to finance transaction costs in connection with a Business Combination, the Initial Shareholders, the Company’s officers, directors or their affiliates may, but are not obligated to, loan the Company funds, from time to time or at any time, as may be required (“Working Capital Loans”). Each Working Capital Loan would be evidenced by a promissory note. The Working Capital Loans would either be paid upon consummation of a Business Combination, without interest, or, at the holder’s discretion, up to $1,500,000 of the Working Capital Loans may be converted into warrants at a price of $1.00 per warrant. The warrants would be identical to the Private Placement Warrants. In the event that a Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts, but no proceeds from the Trust Account would be used for such repayment. There are no borrowings under the working capital loans to date. As of December 31, 2020 and September 30, 2020, no Working Capital Loans were outstanding.

Pursuant to a registration rights agreement entered into on October 17, 2019, the holders of the aggregate 4,312,500 ordinary shares issued by the Company in December 2019, (the “Founder Shares”), the Private Placement Warrants (and their underlying securities) and the warrants that may be issued upon conversion of the Working Capital Loans (and their underlying securities) are entitled to registration rights. The holders of a majority of these securities will be entitled to make up to two demands that the Company register such securities. The holders of the majority of the Founder Shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these ordinary shares are to be released from escrow. The holders of a majority of the Private Placement Warrants and warrants issued in payment of Working Capital Loans made to the Company (or underlying securities) can elect to exercise these registration rights at any time after the Company consummates a Business Combination. In addition, the holders will have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

The Company issued an unsecured promissory note to Union Group on December 19, 2018, pursuant to which the Company may borrow up to aggregate principal amount of $200,000 (the “Promissory Note”). The Promissory Note was non-interest bearing and payable on the earlier of (i) December 31, 2019, (ii) the consummation of the IPO or (iii) the date on which the Company determined not to proceed with the IPO. The Company borrowed $175,000 under the Promissory Note and fully repaid the balance during the three months ended December 31, 2019.

In order to protect the amounts held in the Trust Account, Union Group International Holdings Limited (“Union Group”), one of the Company’s Initial Shareholders and an affiliate of a director of the Company, has agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, Union Group will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that Union Group will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our Articles.

The Company entered into an agreement, commencing on October 17, 2019 through the earlier of the consummation of a Business Combination or the Company’s liquidation, to pay an affiliate of one of the Company’s directors a monthly fee of $10,000 for office space, utilities and administrative support. For the three months ended December 31, 2020 and 2019, the Company incurred $30,000 and $25,000 in fees for these services, respectively. At December 31, 2020 and September 30, 2020, $0 and $115,000 of such fee is included in accrued expenses in the accompanying unaudited condensed interim balance sheets.

The Company also pays its Chief Operating Officer a $10,000 per month consulting fee, commencing on October 17, 2019 through the earlier of the consummation of a Business Combination or the Company’s liquidation. For each of the three months ended December 31, 2020 and 2019, the Company incurred and paid $30,000 in fees for these services.

The Company engaged the representative of the underwriters in the IPO as an advisor in connection with a Business Combination to assist the Company in holding meetings with its shareholders to discuss the potential Business Combination and the target business’ attributes, introduce the Company to potential investors that are interested in purchasing the Company’s securities in connection with a Business Combination, assist the Company in obtaining shareholder approval for the Business Combination and assist the Company with its press releases and public filings in connection with the Business Combination. The Company will pay this entity an aggregate cash fee for such services upon the consummation of a Business Combination in an amount equal to $4,200,000 (exclusive of any applicable finders’ fees which might become payable).

Other than the $10,000 per month administrative fee, the $10,000 per month consulting fee to our Chief Operating Officer, the portion of the Business Combination marketing agreement fee payable to Atlantic-Pacific Capital, Inc. and the repayment of up to $200,000 of non-interest bearing loans described above, no compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to our Initial Shareholders, members of our management team or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial Business Combination (regardless of the type of transaction that it is). However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and Business Combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After our initial Business Combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of a shareholder meeting held to consider an initial Business Combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by a majority of our uninterested “independent” directors or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Related Party Policy

Our Code of Ethics will require us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial Business Combination with an entity that is affiliated with any of our Initial Shareholders, officers or directors unless we have obtained an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, and the approval of a majority of our disinterested independent directors that the Business Combination is fair to our unaffiliated shareholders from a financial point of view.

PROPOSAL NO. 1 — THE EXTENSION Amendment PROPOSAL

The Extension Amendment

The Company is proposing to amend its Articles to extend the date by which the Company must consummate a Business Combination to the Extended Date.

The purpose of the Extension Amendment is to provide the Company with sufficient time to complete a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is not approved and the Company has not consummated a Business Combination by April 22, 2021, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account not previously released to us (less up to US$100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board liquidate and dissolve, subject in the case of clauses (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

A copy of the proposed amendment to the Company’s Articles is attached to this proxy statement as Annex A.

Reasons for the Proposal

The Company’s IPO prospectus and Articles provided that the Company initially had until April 22, 2021 (the date which was 18 months after the consummation of the IPO) to complete a Business Combination.

This is not sufficient time to complete a Business Combination. Because the Company will not be able to complete a Business Combination by April 22, 2021, the Company has determined to seek shareholder approval to extend the time for closing a Business Combination beyond April 22, 2021, to the Extended Date. The purpose of the Extension Amendment is to provide the Company with sufficient time to complete a Business Combination, which our Board believes is in the best interests of our shareholders. The Board has determined that it is in the best interests of the Company to amend the Articles to extend the date that we have to consummate a Business Combination to the Extended Date in order that our shareholders are given the chance to participate in an investment opportunity. The Company will keep the shareholders apprised of additional progress and will announce the entry into a definitive agreement for a Business Combination once that occurs. The Company intends to hold another extraordinary general meeting prior to the Extended Date in order to seek shareholder approval of a potential Business Combination.

Upon preparation of the Combination Proxy Statement, the Company intends to hold another extraordinary general meeting prior to the Extended Date in order to seek shareholder approval of a potential Business Combination. Therefore, the Company is not asking you to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on a Business Combination and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest, divided by the number of then outstanding Public Shares, in the event a Business Combination is approved and completed or the Company has not consummated a Business Combination by the Extended Date.

The Company’s Articles provide that if the Company’s shareholders approve an amendment to the Company’s Articles that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s Public Shares if the Company does not complete a Business Combination before April 22, 2021, the Company will provide its Public Shareholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. The Company believes that this provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Articles.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment is not approved and the Company has not consummated a Business Combination by April 22, 2021, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account not previously released to us (less up to US$100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board liquidate and dissolve, subject in the case of clauses (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Initial Shareholders have waived their rights to liquidating distributions from the Trust Account with respect to their Private Shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the Public Shares. There will be no distribution from the Trust Account with respect to the Company’s rights or warrants, which will expire worthless if the Company winds up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Amendment is not approved, the Trust Account will be liquidated as described above.

If the Extension Amendment is Approved

If the Extension Amendment is approved, the Company will continue its efforts to complete an initial Business Combination by the Extended Date. Upon approval of the Extension Amendment Proposal, the Extension will become effective. We will remain a reporting company under the Exchange Act, and our units, Public Shares and warrants will remain publicly traded.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash from the Trust Account in the event a Business Combination is approved and completed or the Company has not consummated a Business Combination by the Extended Date.

If the Extension Amendment proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment proposal is approved, and the amount remaining in the Trust Account may be only a fraction of the $201,339,975 (including interest but less the funds used to pay taxes) that was in the Trust Account as of December 31, 2020. However, the Company will not proceed with the Extension if the number of redemptions of our Public Shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment proposal.

Redemption Rights

If the Extension Amendment proposal is approved, and the Extension is implemented, Public Shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. However, the Company may not redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our Articles, as amended. In addition, Public Shareholders who vote for the Extension Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EST AT LEAST TWO BUSINESS DAYS PRIOR TO THE EXTRAORDINARY GENERAL MEETING BEING [      ] [●], 2021. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT AND ELECTION.

Pursuant to our Articles, a Public Shareholder may request that the Company redeem all or a portion of such public stockholder’s Public Shares for cash if the Extension Amendment is approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through units and you elect to separate your units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)	prior to 5:00 p.m., Eastern Time, on [ ] [●], 2021, (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “transfer agent”), at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 1004, Attn: Mark Zimkind, that the Company redeem your Public Shares for cash and (b) delivering your share certificates (if any) and other redemption forms to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public Shareholders may elect to redeem all or a portion of their Public Shares even if they vote for the Extension Amendment Proposal.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your share certificates (if any) and other redemption forms for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public ordinary shares, may not be withdrawn once submitted to the Company unless the Board of Directors of the Company determine (in their sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In the event that a public shareholder tenders shares, and the Extension Amendment is not approved, these shares will not be redeemed and the physical certificates representing these shares (if any) will be returned to the shareholder promptly following the determination that the Extension Amendment will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of Public Shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding Public Shares. Based on the amount in the Trust Account as of December 31, 2020, this would amount to approximately $10.07 per share. The closing price of the common stock on [      ] [●], 2021, the most recent closing price, was $[      ].

If you exercise your redemption rights, you will be exchanging your shares of the Company’s ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to the vote on the Extension Amendment. The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

U.S. Federal Income Tax Considerations for Public Shareholders Exercising Redemption Rights

The following is a summary of certain U.S. federal income tax consequences generally applicable to a U.S. Holder (as defined below) who elects to have their shares redeemed for cash pursuant to the exercise of a right to redemption in connection with the Extension Amendment (the “Election”). This summary deals only with U.S. Holders that hold the shares as capital assets. The discussion does not cover all aspects of U.S. federal income taxation that may be relevant to, or the actual tax effect that any of the matters described herein will have on, an Election by particular investors (including consequences under the alternative minimum tax or net investment income tax), and does not address state, local, non-U.S. or other tax laws (such as estate or gift tax laws). This summary also does not address tax considerations applicable to investors that own (directly, indirectly or by attribution) 5 percent or more of the shares of the Company’s shares by vote or value, nor does this summary discuss all of the tax considerations that may be relevant to certain types of investors subject to special treatment under the U.S. federal income tax laws (such as financial institutions, insurance companies, individual retirement accounts and other tax-deferred accounts, tax-exempt organisations, dealers in securities or currencies, investors that hold the shares as part of straddles, hedging transactions or conversion transactions for U.S. federal income tax purposes, persons that have ceased to be U.S. citizens or lawful permanent residents of the United States, investors holding the shares in connection with a trade or business conducted outside of the United States, U.S. citizens or lawful permanent residents living abroad, persons that acquired shares as compensation, or investors whose functional currency is not the U.S. dollar).

As used herein, the term “U.S. Holder” means a beneficial owner of shares that is, for U.S. federal income tax purposes, (i) an individual citizen or resident of the United States, (ii) a corporation created or organised under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income tax without regard to its source or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or the trust has validly elected to be treated as a domestic trust for U.S. federal income tax purposes.

The U.S. federal income tax treatment of a partner in an entity or arrangement treated as a partnership for U.S. federal income tax purposes that holds shares will depend on the status of the partner and the activities of the partnership. Investors that are entities or arrangements treated as partnerships for U.S. federal income tax purposes should consult their own tax advisor concerning the U.S. federal income tax consequences to them and their partners of the partnership making an Election.

This summary is based on the tax laws of the United States, including the Internal Revenue Code of 1986, as amended (the “Code”), its legislative history, existing and proposed regulations thereunder, published rulings and court decisions, all as of the date hereof and all subject to change at any time, possibly with retroactive effect.

THE SUMMARY OF U.S. FEDERAL INCOME TAX CONSEQUENCES SET OUT BELOW IS FOR GENERAL INFORMATION ONLY. ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, NON-U.S. AND OTHER TAX LAWS AND POSSIBLE CHANGES IN TAX LAW.

Redemption as Sale or Distribution

Subject to the PFIC rules discussed below, in the event that a U.S. Holder’s shares are redeemed pursuant to an Election, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the shares under Section 302 of the Code.

If the redemption qualifies as a sale of shares, a U.S. Holder generally will recognize capital gain or loss and any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such shares exceeds one year. It is unclear, however, whether certain redemption rights described in the Proxy Statement may suspend the running of the applicable holding period for this purpose. If the redemption does not qualify as a sale of shares, the U.S. Holder generally will be required to include in gross income as a dividend the amount of the distribution to the extent the distribution is paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles).

Whether a redemption pursuant to an Election qualifies for sale treatment will depend largely on the total number of shares treated as held by the U.S. Holder (including any shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the Company’s shares outstanding both before and after such redemption. The redemption generally will be treated as a sale of the shares (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only the shares actually owned by the U.S. Holder, but also the shares that are constructively owned by such holder. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares the U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of shares must, among other requirements, be less than 80 percent of the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption. Prior to a business combination the ordinary shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the Company’s shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the Company’s shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of the Company. The redemption of the shares will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the Internal Revenue Service (“IRS”) has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution as described above. A U.S. Holder considering an Election should consult its own tax advisor as to whether the redemption will be treated as a sale or as a corporate distribution under the Code.

Passive Foreign Investment Company Considerations

A non-U.S. corporation will be a PFIC in any taxable year in which, after taking into account the income and assets of the corporation and certain subsidiaries pursuant to applicable “look-through rules,” either (i) at least 75 percent of its gross income is “passive income” or (ii) at least 50 percent of the average value of its assets is attributable to assets which produce passive income or are held for the production of passive income. For this purpose, “passive income” generally includes interests, dividends, rents, royalties, and gains from certain securities transactions.

Because the Company is a blank check company, with no current active business, the Company believes that it is likely a PFIC. If the Company is a PFIC in any year during which U.S. Holders own shares, the Company will generally continue to be treated as a PFIC in all succeeding years during which the respective U.S. Holders continue to hold their shares, regardless of whether the Company continues to meet the income or asset tests discussed above.

If the Company is a PFIC in any year during which a U.S. Holder owns shares, the U.S. Holder generally will be subject to special rules with respect to (i) any “excess distribution” (generally, any distributions received by the U.S. Holder on the shares in a taxable year that are greater than 125 percent of the average annual distributions received by the U.S. Holder in the three preceding taxable years or, if shorter, the U.S. Holder’s holding period for the shares), which may include a redemption pursuant to an Election if such redemption is treated as a distribution under the rules discussed above and (ii) any gain realized on the sale or other disposition of shares, which would include a redemption pursuant to an Election if such redemption is treated as a sale under the rules discussed above. Under these rules (a) the excess distribution or gain will be allocated rateably over the U.S. Holder’s holding period for the shares, (b) the amount allocated to the current taxable year and any taxable year prior to the first taxable year in which the Company is a PFIC will be taxed as ordinary income, and (c) the amount allocated to each of the other taxable years will be subject to tax at the highest rate of tax in effect for the applicable taxpayer for that year and an interest charge for the deemed deferral benefit will be imposed with respect to the resulting tax attributable to each such other taxable year.

QEF Election

Certain elections may be available to U.S. Holders that may result in alternative tax treatment. A U.S. Holder of shares can avoid the interest charge and the other adverse PFIC consequences described above by making a “qualified electing fund” (“QEF”) election to be taxed currently on its share of the PFIC's undistributed income. A U.S. Holder who makes this election must annually include in income (i) as ordinary income, its pro rata share of the Company's ordinary earnings for the taxable year and (ii) as long-term capital gain, its pro rata share of the Company's net capital gain for the taxable year.

If a U.S. Holder has made a QEF election with respect to the shares for the Company’s first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares, (i) any gain recognized as a result of a redemption pursuant to an Election (if such redemption is treated as a sale under the rules discussed above) generally will be taxable as capital gain and no additional tax will be imposed under the PFIC rules, and (ii) to the extent such redemption is treated as a distribution under the rules discussed above, any distribution of ordinary earnings that were previously included in income generally should not be taxable as a dividend to such U.S. Holder. The tax basis of a U.S. Holder’s shares in a QEF will be increased by the amounts that are included in come and decreased by amounts distributed but not taxed as dividends under the above rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed United States federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their own tax advisor regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

If a U.S. Holder makes a QEF election after the Company’s first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) shares, the adverse PFIC tax consequences (with adjustments to take into account any current income inclusions resulting from the QEF election) will continue to apply with respect to such ordinary shares unless the U.S. Holder makes a purging election under the PFIC rules. Under the purging election, the U.S. Holder will be deemed to have sold such shares at their fair market value and any gain recognized on such deemed sale will be treated as an excess distribution, taxed under the PFIC rules described above. As a result of the purging election, the U.S. Holder will have a new basis and holding period in such ordinary shares for purposes of the PFIC rules.

In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from the Company. If the Company determines that it is a PFIC for any taxable year, the Company will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the U.S. Holder to make and maintain a QEF election. However, there is no assurance that the Company will have timely knowledge of its status as a PFIC or of the required information to be provided.

Mark to Market Election

U.S. Holders can avoid the interest charge by making a “mark to market election” with respect to the shares, provided that the shares are “marketable.” The shares will be marketable if they are regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including Nasdaq, or a non-U.S. stock exchange which meets certain trading, listing, financial disclosure and other requirements. In addition, for these purposes, the shares generally will be considered regularly traded during any calendar year during which they are traded, other than in de minimis quantities, on at least 15 days during each calendar quarter. U.S. Holders should consult their tax advisers as to the availability of the mark to market election in respect of the shares.

A U.S. Holder that makes a mark to market election must include in ordinary income for each year an amount equal to the excess, if any, of the fair market value of the shares at the close of the taxable year over the U.S. Holder’s adjusted basis in the shares. An electing holder may also claim an ordinary loss deduction for the excess, if any, of the U.S. Holder’s adjusted basis in the shares over the fair market value of the shares at the close of the taxable year, but this deduction is allowable only to the extent of any net mark to market gains for prior years. Gains from an actual sale or other disposition of the shares will be treated as ordinary income, and any losses incurred on a sale or other disposition of the shares will be treated as an ordinary loss to the extent of any net mark to market gains for prior years. Once made, the election cannot be revoked without the consent of the IRS unless the shares cease to be marketable. If the Company is a PFIC for any year in which the U.S. Holder owns the shares but before a mark to market election is made, the interest charge rules described above will apply to any mark to market gain recognized in the year the election is made.

The rules dealing with PFICs and with the QEF and mark to market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders should consult their own tax advisor concerning the application of the PFIC rules under their particular circumstances.

Information Reporting and Backup Withholding

On a redemption of shares, payments by a U.S. paying agent or other U.S. intermediary will be reported to the IRS and to the U.S. Holder as may be required under applicable regulations. Backup withholding may apply to these payments if the U.S. Holder fails to provide an accurate taxpayer identification number or certification of exempt status or fails to comply with applicable certification requirements. Certain U.S. Holders are not subject to backup withholding. U.S. Holders should consult their own tax advisor about these rules

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder may have to file an IRS Form 8621 (whether or not a QEF or mark to market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS. U.S. Holders should consult their own tax advisors about these rules and any other reporting obligations that may apply to the ownership or disposition of shares.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment.

Required Vote

The approval of the Extension Amendment Proposal requires a special resolution under the Articles, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

If the Extension Amendment is not approved and we do not consummate a Business Combination by April 22, 2021, the Extension Amendment will not be implemented and the Company will be required by its Articles to (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account not previously released to us (less up to US$100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board liquidate and dissolve, subject in the case of clauses (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

All of the Company’s directors, executive officers and their affiliates are expected to vote any ordinary shares owned by them in favor of the Extension Amendment. On the record date, the Initial Shareholders beneficially owned and were entitled to vote [      ] Private Shares, including those that are a constituent security to a Private Placement Unit, representing approximately [      ] % of the Company’s issued and outstanding ordinary shares.

In addition, the Founders, or the Company’s or the target company’s directors, officers or advisors, or any of their respective affiliates, may purchase Public Shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood of that the proposal to be voted upon at the Extraordinary General Meeting is approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be affected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment. None of the Company’s sponsor, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	If the Extension Amendment is not approved and the Company does not consummate a Business Combination by April 22, 2021, in accordance with our Articles, the [ ] Private Shares, including those that are a constituent security to a Private Placement Unit, which were acquired directly from the Company, will be worthless (as the Initial Shareholders have waived liquidation rights with respect to such shares), as will the Private Placement Warrants. Such ordinary shares, warrants and rights had an aggregate market value of approximately $[ ] based on the last sale price of $[ ], $[ ] and $[ ], respectively, on the Nasdaq on [ ] [●], 2021;

●	Union Group International Holdings Limited, an affiliate of Juan Sartori, our Non-Executive Chairman of the Board, has contractually agreed pursuant to a written agreement with us that, if we liquidate the Trust Account prior to the consummation of a Business Combination, Union Group International Holdings Limited will be liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us. We believe Union Group International Holdings Limited has sufficient net worth to satisfy its indemnity obligation should it arise, however we have not asked it to reserve any funds for such obligations and we cannot assure you it will have sufficient liquid assets to satisfy such obligations if it is required to do so. Additionally, the agreement entered into by Union Group International Holdings Limited specifically provides for two exceptions to the indemnity given: it will have no liability (1) as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, or (2) as to any claims for indemnification by the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. As a result, we cannot assure you that the per-share distribution from the Trust Account, if we liquidate the Trust Account because we have not completed a Business Combination within the required time period, will not be less than $10.00.

●	All rights specified in the Company’s Articles relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a Business Combination. If a Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●	All of the current members of our Board are expected to continue to serve as directors at least through the date of the Extraordinary General Meeting to approve a Business Combination and some are expected to continue to serve following a Business Combination as discussed above and receive compensation thereafter; and

●	The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and Business Combinations. However, if the Company fails to obtain the Extension and consummate a Business Combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a Business Combination is not completed.

Full Text of the Resolution

RESOLVED, as a special resolution, that, effective immediately, article 48.6(a) of the Amended and Restated Memorandum and Articles of Association of the Company be deleted and replaced as follows:

“(a) the Company does not consummate a Business Combination by 24 months after the closing of the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Account not previously released to us (less up to US$100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of then issued Public Shares, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.”

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

Our Board recommends that you vote “FOR” the Extension Amendment proposal. Our Board expresses no opinion as to whether you should redeem your Public Shares.

PROPOSAL TWO — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our board adjourn the Extraordinary General Meeting beyond April 22, 2021.

For biographies of each nominee to serve as a director, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Executive Officers”.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the Extension Amendment Proposal.

Full Text of the Resolution to be Approved

“RESOLVED, as an ordinary resolution THAT, the adjournment of the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies to be determined by the chairman of the Extraordinary General Meeting be confirmed, adopted, approved and ratified in all respects.”

Vote Required for Approval

The Adjournment Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum will not count as a vote cast at the Extraordinary General Meeting.

Recommendation

If presented, our board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2021 ANNUAL General MEETING

If the Extension Amendment Proposal is approved, we anticipate that the 2021 annual general meeting will be held no later than [      ] [●], 2021. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our 2021 annual general meeting, it must have submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our Articles. Assuming the meeting is held on [      ] [●], 2021, such proposals must have been received by us at our offices at 1425 Brickell Ave., #57B, Miami, FL 33131, not later than the close of business on the 90th day being [      ] [●], 2021 nor earlier than the close of business on the 120th day prior to the scheduled date of the annual general meeting being [      ] [●], 2021.

In addition, Article 19.8 of our Articles provides notice procedures for shareholders to nominate candidates for appointment as directors at an annual general meeting or to propose business to be considered by shareholders at an annual general meeting. To be timely, a shareholder’s notice must be delivered to us at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the annual general meeting. Our Non-Executive Chairman of the Board may refuse to acknowledge the introduction of any shareholder proposal not made in compliance with the foregoing procedures. Assuming the meeting is held on December 30, 2021, such proposals must have been received by us at our offices at 1425 Brickell Ave., #57B, Miami, FL 33131 not later than the close of business on the 90th day being [      ] [●], 2021 nor earlier than the close of business on the 120th day prior to the scheduled date of the annual general meeting being [      ] [●], 2021.

If the Extension Amendment Proposal is not approved, there will be no annual general meeting in 2021.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 1425 Brickell Ave., #57B, Miami, FL 33131, (212) 981-0630, Attn: [●].

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment by contacting us at the following address or telephone number:

Union Acquisition Corp. II
1425 Brickell Ave., #57B
Miami, FL 33131
Tel: (212) 981-0630

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Innisfree M&A Incorporated

501 Madison Ave, 20th Floor

New York, NY 10022

Shareholders may call toll free: (877) 750-5836

Banks and Brokers may call collect: (212) 750-5833

In order to receive timely delivery of the documents in advance of the Extraordinary General Meeting, you must make your request for information no later than two days prior to the Extraordinary General Meeting being [      ] [●], 2021.

ANNEX A

PROPOSED AMENDMENTS

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

UNION ACQUISITION CORP. II

UNION ACQUISITION CORP. II

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution, that article 48.6(a) of the Amended and Restated Memorandum and Articles of Association of the Company be deleted and replaced as follows:

“(a) the Company does not consummate a Business Combination by 24 months after the closing of the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund (less up to US$100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of then issued Public Shares, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.”

1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ☐ ☐ ☐ EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

UNION ACQUISITION CORP. II 1425 Brickell Ave., #57B Miami, FL 33131

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on [         ] [●], 2021.

INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend;

http://cstproxy.com/xxxxxxxxxx/20xx

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

☐ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ☐

PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.	Please mark your votes like this	☒

Proposal 1 – Extension Amendment				Proposal 2 – Adjournment

A special resolution to amend the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate a Business Combination from April 22, 2021 to October 22, 2021.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

An ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.

					FOR ☐	AGAINST ☐	ABSTAIN ☐

CONTROL NUMBER

Signature__________________________________________________Signature, if held jointly________________________________________________ Date____, 2020

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of
Proxy Materials for the Extraordinary General Meeting to be held on

[        ] [●], 2021:

To view the Proxy Statement, Annual Report on Form 10-K for the fiscal year ended September 30, 2020 and to Attend the Extraordinary General Meeting, please go to: http://www.cstproxy.com/[                      ]

☐ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ☐

PROXY	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON
[ ] [●], 2021

UNION ACQUISITION CORP. II

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of the extraordinary general meeting(the “Extraordinary General Meeting”) and accompanying proxy statement, dated March [       ] [●], 2021, in connection with the Extraordinary General Meeting to be held on [       ] [●], 2021 at 9:00 a.m., Eastern time virtually at [ ] and at [ ] and hereby appoints Kyle P. Bransfield and Daniel W. Fink, and each of them (with full power to act alone), the attorneys-in-fact and proxies of the undersigned, with full power of substitution to each, to vote all shares of the ordinary shares, of Union Acquisition Corp. II. (the “Company”), registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournment(s) or postponement(s) thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposal set forth in this proxy statement.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)